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                                                                   EXHIBIT 10.10

                                  CMGI, INC.

                    AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

                                        August 3, 2001

Mr. David S. Wetherell
CMGI, Inc.
100 Brickstone Square
Andover, MA 01810

Dear Dave:

     This Amendment No. 3 to Employment Agreement amends the Employment Agreement between you and CMGI, Inc. (the "Company"), dated as of November 9, 1993, as amended (the "Employment Agreement"). In consideration of the premises herein contained and other good and valuable consideration, you and the Company agree as follows:

     1.   Amendment of Employment Agreement.  Section 3A of the Employment
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Agreement is hereby deleted in its entirety and replaced with following which is effective as of August 1, 2001:

     "3A. Base Salary.  As compensation for your services, the Company shall pay
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to you a Base Salary at the annual rate of $1.00 plus such amounts as are determined by the Board (or the Human Resources and Compensation Committee thereof) as necessary to cover your Medicare, auto lease, medical, dental, vision and similar deductions, plus such additional amounts as may be determined from time to time by the Board (or the Human Resources and Compensation Committee thereof) in its sole discretion and designated as increases in Base Salary. Any such increase in Base Salary may not be subsequently reduced or eliminated without your consent, except as part of a general reduction of executive salaries."

     2.   Continuing Effect of Employment Agreement.  Except as amended hereby,
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the Employment Agreement shall remain in full force and effect.

                                   * * * * *
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     IN WITNESS WHEREOF, you and the Company have caused this Agreement to be executed as of the date set forth above.

                                                       CMGI, INC.


                                                       By: /s/ Jeffrey Yanagi
                                                           ------------------
                                                       Name: Jeffrey Yanagi
                                                       Title: EVP HR

                                                       ACCEPTED AND AGREED TO:


                                                       /s/ David S. Wetherell
                                                       ----------------------
                                                       David S. Wetherell